UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 17, 2009

LEXMARK INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14050	06-1308215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lexmark Centre Drive
740 West New Circle Road
Lexington, Kentucky 40550
(Address of Principal Executive Offices) (Zip Code)

(859) 232-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Form 8-K filed by Lexmark International, Inc., a Delaware corporation (the “Company”) on August 21, 2009, to reflect an increase from $275 million to $300 million in the maximum amount available to the Company under the revolving credit facility.  Other than as described below, the disclosure contained in this Form 8-K/A is in addition to, and does not supersede or replace, the disclosure contained in the original Form 8-K filed on August 21, 2009.

Item 1.01.              Entry into a Material Definitive Agreement

On August 26, 2009, the Company exercised its option (the “Accordion Option”) to increase the maximum amount available under the 3-year Credit Agreement (“the “Credit Agreement”), effective as of August 17, 2009, by and among the Company, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A. as Syndication Agent, and Citibank, N.A. and SunTrust Bank as Co-Documentation Agents and each other institutional lender signatory thereto. The Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K/A, is incorporated herein by reference.  A summary of the terms of the Credit Agreement was contained in the Company’s Form 8-K filed on August 21, 2009.

The Company exercised its Accordion Option under the Credit Agreement by entering into two Commitment and Acceptance Agreements (the “Commitment Agreements”), effective as of August 26, 2009. The Commitment Agreements increase the available revolving credit facility under the Credit Agreement from $275 million to $300 million, and Schedule 2.01 of the Credit Agreement, which is attached hereto as Exhibit 10.2, has been amended to reflect the additional commitments. All other terms of the Credit Agreement remain the same. The foregoing summary of the terms of each Commitment Agreement is qualified in its entirety by reference to said Commitment Agreements, which are filed as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K/A, and are incorporated herein by reference.

As of the filing date of this Current Report, there are no loans or letters of credit outstanding under the Credit Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided under Item 1.01 of this report is hereby incorporated by reference into this Item 2.03.

Item 9.01.             Financial Statements and Exhibits

(d)      Exhibits

Exhibit No.	Description of Exhibit
10.1
Credit Agreement, dated as of August 17, 2009, by an among Lexmark International, Inc., as Borrower, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, and Citibank, N.A. and Suntrust Bank, as Co-Documentation Agents (incorporated by reference to Exhibit 10.1 of the Company’s Form 8-K, filed August 21, 2009).

10.2	Amended Schedule 2.01 to the Credit Agreement, effective as of August 26, 2009
10.3
Commitment and Acceptance Agreement, dated as of August 26, 2009, by and among Lexmark International, Inc., as Borrower, Banco Bradesco S.A. – New York Branch, as Lender, and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.4
Commitment and Acceptance Agreement, dated as of August 26, 2009, by and among Lexmark International, Inc., as Borrower, Bank of America, N.A., as Lender, and JPMorgan Chase Bank, N.A., as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexmark International, Inc.
(Registrant)

August 28, 2009	By:	/s/ John W. Gamble, Jr.
John W. Gamble, Jr.
Executive Vice President, Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1
Credit Agreement, dated as of August 17, 2009, by an among Lexmark International, Inc., as Borrower, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, and Citibank, N.A. and Suntrust Bank, as Co-Documentation Agents (incorporated by reference to Exhibit 10.1 of the Company’s Form 8-K, filed August 21, 2009).

10.2	Amended Schedule 2.01 to the Credit Agreement, effective as of August 26, 2009
10.3
Commitment and Acceptance Agreement, dated as of August 26, 2009, by and among Lexmark International, Inc., as Borrower, Banco Bradesco S.A. – New York Branch, as Lender, and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.4
Commitment and Acceptance Agreement, dated as of August 26, 2009, by and among Lexmark International, Inc., as Borrower, Bank of America, N.A., as Lender, and JPMorgan Chase Bank, N.A., as Administrative Agent.